Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, Millions of Dollars Except Per Share Amounts)

	FOURTH QUARTER		YEAR TO DATE
	2012	2011	2012	2011
NET SALES	$2,668.5	$2,565.4	$10,190.5	$9,435.5

COSTS AND EXPENSES
Cost of sales	1,720.3	1,655.0	6,485.9	5,967.3

Gross margin	948.2	910.4	3,704.6	3,468.2
% of Net Sales	35.5%	35.5%	36.4%	36.8%

Selling, general and administrative	642.2	639.7	2,520.4	2,380.9
% of Net sales	24.1%	24.9%	24.7%	25.2%
Operating margin	306.0	270.7	1,184.2	1,087.3
% of Net sales	11.5%	10.6%	11.6%	11.5%
Other - net	83.9	70.7	347.4	255.7
Restructuring charges	57.5	22.4	175.1	69.3

Income from operations	164.6	177.6	661.7	762.3
Interest - net	36.1	30.2	134.1	113.9

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	128.5	147.4	527.6	648.4
Income taxes (benefit) on continuing operations	(2.0)	(5.9)	78.9	50.1

NET EARNINGS FROM CONTINUING OPERATIONS	130.5	153.3	448.7	598.3

Less: net earnings (loss) attributable to non-controlling interests	0.4	(0.5)	(0.8)	(0.1)

NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS	130.1	153.8	449.5	598.4

Earnings from discontinued operations before income taxes (including pretax gain on HHI sale of $384.7 million)	395.3	20.5	503.5	114.9
Income taxes on discontinued operations (including income taxes for gain on HHI sale of $25.8 million)	33.3	10.3	69.2	38.7

NET EARNINGS FROM DISCONTINUED OPERATIONS	362.0	10.2	434.3	76.2

NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$492.1	$164.0	$883.8	$674.6

BASIC EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$0.81	$0.94	$2.75	$3.60
Discontinued operations	2.24	0.06	2.66	0.46

Total basic earnings per share of common stock	$3.05	$1.00	$5.41	$4.06

DILUTED EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$0.79	$0.92	$2.70	$3.52
Discontinued operations	2.20	0.06	2.61	0.45

Total diluted earnings per share of common stock	$2.99	$0.98	$5.30	$3.97

DIVIDENDS PER SHARE	$0.49	$0.41	$1.80	$1.64

AVERAGE SHARES OUTSTANDING (in thousands)
Basic	161,212	163,421	163,067	165,832

Diluted	164,553	166,993	166,701	170,105

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited, Millions of Dollars)

	December 29,	December 31,
	2012	2011
ASSETS
Cash and cash equivalents	$716.0	$906.9
Accounts and notes receivable, net	1,538.2	1,445.0
Inventories, net	1,316.6	1,270.9
Assets held for sale	133.4	1,141.5
Other current assets	394.0	416.5

Total current assets	4,098.2	5,180.8

Property, plant and equipment, net	1,333.7	1,142.6
Goodwill and other intangibles, net	9,955.7	9,290.8
Other assets	304.0	334.8

Total assets	$15,691.6	$15,949.0

LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$11.5	$526.6
Accounts payable	1,350.1	1,199.1
Accrued expenses	1,527.9	1,372.4
Liabilities held for sale	30.3	149.7

Total current liabilities	2,919.8	3,247.8

Long-term debt	3,526.5	2,925.8
Other long-term liabilities	2,518.0	2,708.4
Stanley Black & Decker, Inc. shareowners’ equity	6,667.3	7,003.8
Non-controlling interests’ equity	60.0	63.2

Total liabilities and equity	$15,691.6	$15,949.0

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES

SUMMARY OF CASH FLOW ACTIVITY

(Unaudited, Millions of Dollars)

	FOURTH QUARTER		YEAR TO DATE
	2012	2011	2012	2011
OPERATING ACTIVITIES
Net earnings from continuing operations	$130.5	$153.3	$448.7	$598.3
Net earnings from discontinued operations	362.0	10.2	434.3	76.2
Net gain on HHI sale	(358.9)	—	(358.9)	—
Depreciation and amortization	114.7	112.1	445.3	410.1
Changes in working capital[1]	338.5	242.1	52.5	170.1
Other	(38.7)	25.6	(55.7)	(255.8)

Net cash provided by operating activities	548.1	543.3	966.2	998.9

INVESTING AND FINANCING ACTIVITIES
Capital and software expenditures	(126.5)	(105.7)	(386.0)	(302.1)
Business acquisitions	(12.2)	(1.9)	(707.3)	(1,179.6)
Proceeds from sales of businesses	1,261.6	28.1	1,270.2	56.6
Proceeds from issuances of common stock	23.5	17.2	126.4	119.6
Net short-term repayments	(1,335.4)	(755.4)	(19.1)	(199.4)
Cash dividends on common stock	(82.7)	(69.3)	(304.0)	(275.9)
Payments on long-term debt	(200.3)	—	(1,422.3)	(403.2)
Premium paid on debt extinguishment	—	—	(91.0)	—
Purchases of common stock for treasury	(856.0)	(4.9)	(1,073.8)	(11.1)
Proceeds from long-term borrowings	794.1	399.6	1,523.5	421.0
Other	(67.7)	5.7	(73.7)	(60.7)

Net cash used in investing and financing activities	(601.6)	(486.6)	(1,157.1)	(1,834.8)

(Decrease) Increase in Cash and Cash Equivalents	(53.5)	56.7	(190.9)	(835.9)

Cash and Cash Equivalents, Beginning of Period	769.5	850.2	906.9	1,742.8

Cash and Cash Equivalents, End of Period	$716.0	$906.9	$716.0	$906.9

[1]	The change in working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES

BUSINESS SEGMENT INFORMATION

(Unaudited, Millions of Dollars)

	FOURTH QUARTER		YEAR TO DATE
	2012	2011	2012	2011
NET SALES
Construction & DIY	$1,371.7	$1,266.7	$5,193.7	$5,007.6
Security	646.5	657.8	2,428.9	1,926.5
Industrial	650.3	640.9	2,567.9	2,501.4

Total	$2,668.5	$2,565.4	$10,190.5	$9,435.5

SEGMENT PROFIT
Construction & DIY	$188.8	$153.8	$720.7	$634.8
Security	84.9	93.6	305.6	297.1
Industrial	99.9	96.2	410.2	400.7

Segment Profit	373.6	343.6	1,436.5	1,332.6
Corporate Overhead	(67.6)	(72.9)	(252.3)	(245.3)

Total	$306.0	$270.7	$1,184.2	$1,087.3

Segment Profit as a Percentage of Net Sales
Construction & DIY	13.8%	12.1%	13.9%	12.7%
Security	13.1%	14.2%	12.6%	15.4%
Industrial	15.4%	15.0%	16.0%	16.0%

Segment Profit	14.0%	13.4%	14.1%	14.1%
Corporate Overhead	(2.5%)	(2.8%)	(2.5%)	(2.6%)

Total	11.5%	10.6%	11.6%	11.5%

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING

NON-GAAP FINANCIAL MEASURES

(Unaudited, Millions of Dollars Except Per Share Amounts)

	FOURTH QUARTER 2012
	Reported	Merger & Acquisition- Related Charges[1]	Normalized[2]
Gross margin	$948.2	$11.3	$959.5
% of Net Sales	35.5%		36.0%

Selling, general and administrative	642.2	(38.5)	603.7
% of Net Sales	24.1%		22.6%

Operating margin	306.0	49.8	355.8
% of Net Sales	11.5%		13.3%

Earnings from continuing operations before income taxes	128.5	131.4	259.9

Income taxes (benefit) on continuing operations	(2.0)	36.4	34.4

Net earnings from continuing operations	130.1	95.0	225.1

Diluted earnings per share of common stock	$0.79	$0.58	$1.37

	FOURTH QUARTER 2011
	Reported	Merger & Acquisition- Related Charges[1]	Normalized[2]
Gross margin	$910.4	$6.8	$917.2
% of Net Sales	35.5%		35.7%

Selling, general and administrative	639.7	(43.2)	596.5
% of Net Sales	24.9%		23.2%

Operating margin	270.7	50.0	320.7
% of Net Sales	10.6%		12.5%

Earnings from continuing operations before income taxes	147.4	79.0	226.4

Income taxes (benefit) on continuing operations	(5.9)	29.4	23.5

Net earnings from continuing operations	153.8	49.6	203.4

Diluted earnings per share of common stock	$0.92	$0.30	$1.22

[1]

Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

[2]

The normalized 2012 and 2011 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the merger & acquisition-related charges.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING

NON-GAAP FINANCIAL MEASURES

(Unaudited, Millions of Dollars Except Per Share Amounts)

	YEAR TO DATE 2012
	Reported	Merger & Acquisition- Related and Other Charges[1]	Normalized[2]
Gross margin	$3,704.6	$29.6	$3,734.2
% of Net Sales	36.4%		36.6%

Selling, general and administrative	2,520.4	(138.4)	2,382.0
% of Net Sales	24.7%		23.4%

Operating margin	1,184.2	168.0	1,352.2
% of Net Sales	11.6%		13.3%

Earnings from continuing operations before income taxes	527.6	442.2	969.8

Income taxes on continuing operations	78.9	113.0	191.9

Net earnings from continuing operations	449.5	329.2	778.7

Diluted earnings per share of common stock	$2.70	$1.97	$4.67

[1]

Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges, integration costs, as well as cost containment charges. Other charges relate to the loss on extinguishment of debt.

[2]

The normalized 2012 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the merger & acquisition-related charges as well as charges associated with the loss on extinguishment of debt.

	YEAR TO DATE 2011
	Reported	Merger & Acquisition- Related Charges[3]	Normalized[4]
Gross margin	$3,468.2	$21.4	$3,489.6
% of Net Sales	36.8%		37.0%

Selling, general and administrative	2,380.9	(98.3)	2,282.6
% of Net Sales	25.2%		24.2%

Operating margin	1,087.3	119.7	1,207.0
% of Net Sales	11.5%		12.8%

Earnings from continuing operations before income taxes	648.4	235.6	884.0

Income taxes on continuing operations	50.1	49.7	99.8

Net earnings from continuing operations	598.4	185.9	784.3

Diluted earnings per share of common stock	$3.52	$1.09	$4.61

[3]

Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

[4]

The normalized 2011 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the merger & acquisition-related charges.

STANLEY BLACK & DECKER INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP CASH FLOW FINANCIAL MEASURES TO CORRESPONDING

NON-GAAP FINANCIAL MEASURES

(Unaudited, Millions of Dollars)

	FOURTH QUARTER 2012
	Reported	Merger & Acquisition- Related Charges and Payments[1]	Normalized[2]
Free Cash Flow Computation[3]
Net cash provided by operating activities	$548.1	144.3	$692.4
Less: capital and software expenditures	(126.5)	30.4	(96.1)

Free Cash Inflow (before dividends)	$421.6		$596.3

[1]

Merger and acquisition-related charges and payments relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges, integration costs, as well as cost containment charges.

	FOURTH QUARTER 2011
	Reported	Merger & Acquisition- Related Charges and Payments[4]	Normalized[2]
Free Cash Flow Computation[3]
Net cash provided by operating activities	$543.3	64.3	$607.6
Less: capital and software expenditures	(105.7)	51.9	(53.8)

Free Cash Inflow (before dividends)	$437.6		$553.8

[2,3]

Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items. Normalized cash flow and free cash flow, as reconciled to GAAP above, are considered meaningful pro forma metrics to aid the understanding of the Company’s cash flow performance aside from the material impact of merger and acquisition-related activities.

[4]

Merger and acquisition-related charges and payments relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP CASH FLOW FINANCIAL MEASURES TO CORRESPONDING

NON-GAAP FINANCIAL MEASURES

(Unaudited, Millions of Dollars)

	YEAR TO DATE 2012
	Reported	Merger & Acquisition- Related Charges and Payments[1]	Normalized[2]
Free Cash Flow Computation[3]
Net cash provided by operating activities	$966.2	356.5	$1,322.7
Less: capital and software expenditures	(386.0)	122.4	(263.6)

Free Cash Inflow (before dividends)	$580.2		$1,059.1

[1]

Merger and acquisition-related charges and payments relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges, integration costs, as well as cost containment charges.

	YEAR TO DATE 2011
	Reported	Merger & Acquisition- Related Charges and Payments[4]	Normalized[2]
Free Cash Flow Computation[3]
Net cash provided by operating activities	$998.9	218.4	$1,217.3
Less: capital and software expenditures	(302.1)	88.6	(213.5)

Free Cash Inflow (before dividends)	$696.8		$1,003.8

[2,3]

Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items. Normalized cash flow and free cash flow, as reconciled to GAAP above, are considered meaningful pro forma metrics to aid the understanding of the Company’s cash flow performance aside from the material impact of merger and acquisition-related activities.

[4]

Merger and acquisition-related charges and payments relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING

NON-GAAP FINANCIAL MEASURES

(Unaudited, Millions of Dollars)

	FOURTH QUARTER 2012
	Reported	Merger & Acquisition- Related Charges[1]	Normalized[2]
SEGMENT PROFIT
Construction & DIY	$188.8	$10.7	$199.5
Security	84.9	15.4	100.3
Industrial	99.9	4.3	104.2

Segment Profit	373.6	30.4	404.0
Corporate Overhead	(67.6)	19.4	(48.2)

Total	$306.0	$49.8	$355.8

Segment Profit as a Percentage of Net Sales
Construction & DIY	13.8%		14.5%
Security	13.1%		15.5%
Industrial	15.4%		16.0%

Segment Profit	14.0%		15.1%
Corporate Overhead	(2.5%)		(1.8%)

Total	11.5%		13.3%

	FOURTH QUARTER 2011
	Reported	Merger & Acquisition- Related Charges[1]	Normalized[2]
SEGMENT PROFIT
Construction & DIY	$153.8	$6.5	$160.3
Security	93.6	10.0	103.6
Industrial	96.2	8.6	104.8

Segment Profit	343.6	25.1	368.7
Corporate Overhead	(72.9)	24.9	(48.0)

Total	$270.7	$50.0	$320.7

Segment Profit as a Percentage of Net Sales
Construction & DIY	12.1%		12.7%
Security	14.2%		15.7%
Industrial	15.0%		16.4%

Segment Profit	13.4%		14.4%
Corporate Overhead	(2.8%)		(1.9%)

Total	10.6%		12.5%

[1]

Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

[2]

The normalized 2012 and 2011 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s segment profit results aside from the material impact of the merger and acquisition-related charges.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING

NON-GAAP FINANCIAL MEASURES

(Unaudited, Millions of Dollars)

	YEAR TO DATE 2012
	Reported	Merger & Acquisition- Related Charges[1]	Normalized[2]
SEGMENT PROFIT
Construction & DIY	$720.7	$41.7	$762.4
Security	305.6	41.3	346.9
Industrial	410.2	7.9	418.1

Segment Profit	1,436.5	90.9	1,527.4
Corporate Overhead	(252.3)	77.1	(175.2)

Total	$1,184.2	$168.0	$1,352.2

Segment Profit as a Percentage of Net Sales
Construction & DIY	13.9%		14.7%
Security	12.6%		14.3%
Industrial	16.0%		16.3%

Segment Profit	14.1%		15.0%
Corporate Overhead	(2.5%)		(1.7%)

Total	11.6%		13.3%

	YEAR TO DATE 2011
	Reported	Merger & Acquisition- Related Charges[1]	Normalized[2]
SEGMENT PROFIT
Construction & DIY	$634.8	$19.8	$654.6
Security	297.1	15.3	312.4
Industrial	400.7	9.4	410.1

Segment Profit	1,332.6	44.5	1,377.1
Corporate Overhead	(245.3)	75.2	(170.1)

Total	$1,087.3	$119.7	$1,207.0

Segment Profit as a Percentage of Net Sales
Construction & DIY	12.7%		13.1%
Security	15.4%		16.2%
Industrial	16.0%		16.4%

Segment Profit	14.1%		14.6%
Corporate Overhead	(2.6%)		(1.8%)

Total	11.5%		12.8%

[1]

Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

[2]

The normalized 2012 and 2011 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s segment profit results aside from the material impact of the merger and acquisition-related charges.